SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

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DWS Strategic High Yield Tax-Free Fund

DWS Intermediate Tax-Free Fund

Effective on or about October 1, 2019, the “Class A Shares” sub-section of “PART II: APPENDIX II-D — FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of each fund’s Statement of Additional Information is amended as follows:

Class A Shares: The fund receives the entire net asset value of all its Class A shares sold. DDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in Appendix II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and the compensation schedule up to the following amounts:

Compensation Schedule: Retail Sales and DWS/Ascensus 403(b) Plan(1)
Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(2)
$250,000 to $49,999,999	0.50%(3)
$250,000 to $4,999,999	1.00%(4)
$5,000,000 to $9,999,999	0.55%(4)(7)
$1 million to $2,999,999	0.85%(5) 1.00%(6)
$1 million to $4,999,999	1.00%(7)
$3 million to $49,999,999	0.50%(8)
$10 million to $49,999,999	0.50%(4)(7)
$50 million and greater	0.25%(9)

(1)       For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter

July 12, 2019
SAISTKR-27

of Intent” and “Cumulative Discount” features referred to in the “Purchases” sub-heading of the “Purchase and Redemption of Shares” section of this SAI.

(2)	Applicable to the following funds: DWS CROCI® U.S. Fund, DWS International Growth Fund and DWS RREEF Real Assets Fund.

(3)	Applicable to the following funds: DWS GNMA Fund and DWS Short Duration High Income Fund.

(4)	Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Intermediate Tax-Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Total Return Bond Fund and DWS Strategic High Yield Tax-Free Fund.

(5)	Applicable to income funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and those noted in footnotes (3), (4) and (7).

(6)	Applicable to all equity funds except those in footnote (2).

(7)	Applicable to DWS Floating Rate Fund.
(8)	Applicable to all income and equity funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and those noted in footnotes (3), (4) and (7).

(9)	Applicable to all income and equity funds except DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund.

Please Retain This Supplement for Future Reference.

July 12, 2019
SAISTKR-27

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